EXHIBIT 99.3


Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                               2005 First Quarter
                                Net Income (Loss)
                                  ($ millions)

                                           REPORTED                                                               CORE
                                            INCOME         SIGNIFICANT ITEMS AFFECTING INCOME                   EARNINGS
                                          ----------       ----------------------------------                  ----------
Oil & Gas                                 $    1,349                                                           $    1,349

Chemical                                         214                                                                  214

Corporate
  Interest expense, net                          (61)              10       7.65% note redemption charge              (51)
  Other                                          (51)                                                                 (51)
  Taxes                                         (601)              (4)      Tax effect of adjustments                (595)
                                                                   10       State tax charge
                                          ----------       ----------                                          ----------
INCOME FROM CONTINUING OPERATIONS                850               16                                                 866
Discontinued operations, net of tax               (4)               4       Discontinued operations, net               --
                                          ----------       ----------                                          ----------
NET INCOME                                $      846       $       20                                          $      866
                                          ==========       ==========                                          ==========


BASIC EARNINGS PER COMMON SHARE
Income from continuing operations         $     2.12                                                           $     2.16
Discontinued operations, net of tax            (0.01)                                                                  --
                                          ----------                                                           ----------
Net Income                                $     2.11                                                           $     2.16
                                          ==========                                                           ==========

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                               2004 First Quarter
                                Net Income (Loss)
                                  ($ millions)

                                           REPORTED                                                               CORE
                                            INCOME         SIGNIFICANT ITEMS AFFECTING INCOME                   EARNINGS
                                          ----------       ----------------------------------                  ----------
Oil & Gas                                 $      915                                                           $      915

Chemical                                          56                                                                   56

Corporate
  Interest expense, net                          (68)              11       Trust preferred redemption                (57)
  Other                                          (51)                                                                 (51)
  Taxes                                         (363)             (20)      Tax settlements                          (387)
                                                                   (4)      Tax effect of adjustments

                                          ----------       ----------                                          ----------
INCOME FROM CONTINUING OPERATIONS                489              (13)                                                476
Discontinued operations, net of tax               (2)               2       Discontinued operations, net               --
                                          ----------       ----------                                          ----------
NET INCOME                                $      487       $      (11)                                         $      476
                                          ==========       ==========                                          ==========


BASIC EARNINGS PER COMMON SHARE
Income from continuing operations         $     1.25                                                           $     1.22
Discontinued operations, net of tax            (0.01)                                                                  --
                                          ----------                                                           ----------
Net Income                                $     1.24                                                           $     1.22
                                          ==========                                                           ==========

Investor Relations Supplemental Schedules
[OXY LOGO]



                              OCCIDENTAL PETROLEUM
         Items Affecting Comparability of Core Earnings Between Periods

The item(s) are included in core earnings but are shown below because they affect the comparability of core earnings between periods.

PRE-TAX                                       First Quarter
                                     ------------------------------
INCOME / (EXPENSE)                       2005              2004
                                     ------------      ------------

CORPORATE
  Environmental remediation                    (9)               --

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                          Worldwide Effective Tax Rate

                                        ----------------------------------------------
                                                           QUARTERLY
                                        ----------------------------------------------
                                            2005             2004             2004
REPORTED INCOME                             QTR 1            QTR 4            QTR 1
                                        ------------     ------------     ------------
Oil & Gas (a)                                  1,349            1,179              915
Chemicals                                        214              125               56
Corporate & other                               (112)             (64)            (119)
                                        ------------     ------------     ------------
  Pre-tax income                               1,451            1,240              852

Income tax expense
  Federal and state                              349              261              193
  Foreign (a)                                    252              205              170
                                        ------------     ------------     ------------
  Total                                          601              466              363

                                        ------------     ------------     ------------
Income from continuing operations                850              774              489
                                        ============     ============     ============

WORLDWIDE EFFECTIVE TAX RATE                     41%              38%              43%



                                            2005             2004             2004
CORE INCOME                                 QTR 1            QTR 4            QTR 1
                                        ------------     ------------     ------------
Oil & Gas (a)                                  1,349            1,179              915
Chemicals                                        214              125               56
Corporate & other                               (102)            (185)            (108)
                                        ------------     ------------     ------------
  Pre-tax income                               1,461            1,119              863

Income tax expense
  Federal and state                              343              244              217
  Foreign (a)                                    252              205              170
                                        ------------     ------------     ------------
  Total                                          595              449              387

                                        ------------     ------------     ------------
Core income                                      866              670              476
                                        ============     ============     ============

WORLDWIDE EFFECTIVE TAX RATE                     41%              40%              45%



(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.



                                            2005             2004             2004
                                            QTR 1            QTR 4            QTR 1
                                        ------------     ------------     ------------
                                                 187              143              116

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                      2005 First Quarter Net Income (Loss)
                           Reported Income Comparison


                                                 FIRST           FOURTH
                                                QUARTER          QUARTER
                                                 2005             2004            B / (W)
                                             ------------     ------------     ------------
Oil & Gas                                    $      1,349     $      1,179     $        170
Chemical                                              214              125               89
Corporate
  Interest expense, net                               (61)             (53)              (8)
  Other                                               (51)             (11)             (40)
  Taxes                                              (601)            (466)            (135)
                                             ------------     ------------     ------------
Income from continuing operations                     850              774               76
Discontinued operations, net                           (4)             (32)              28
                                             ------------     ------------     ------------
Net Income                                   $        846     $        742     $        104
                                             ============     ============     ============

Basic Earnings Per Common Share
  Income from continuing operations          $       2.12     $       1.94     $       0.18
  Discontinued operations, net                      (0.01)           (0.08)            0.07
                                             ------------     ------------     ------------
  Net Income                                 $       2.11     $       1.86     $       0.25
                                             ============     ============     ============

Worldwide Effective Tax Rate                          41%              38%              -3%
                                             ============     ============     ============


================================================================================


                              OCCIDENTAL PETROLEUM
                      2005 First Quarter Net Income (Loss)
                            Core Earnings Comparison


                                                 FIRST           FOURTH
                                                QUARTER          QUARTER
                                                 2005             2004            B / (W)
                                             ------------     ------------     ------------
Oil & Gas                                    $      1,349     $      1,179     $        170
Chemical                                              214              125               89
Corporate
  Interest expense, net                               (51)             (53)               2
  Other                                               (51)            (132)              81
  Taxes                                              (595)            (449)            (146)
                                             ------------     ------------     ------------
Net Income                                   $        866     $        670     $        196
                                             ============     ============     ============

Basic Earnings Per Common Share              $       2.16     $       1.68     $       0.48
                                             ============     ============     ============

Worldwide Effective Tax Rate                          41%              40%              -1%
                                             ============     ============     ============

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

2005 1st Quarter                                       $      1,349
2004 4th Quarter                                              1,179
                                                       ------------
                                                       $        170
                                                       ============


Sales Price                                            $        161

Sales Volume/Mix                                                 (6)

Exploration Expense                                              41

All Others                                                      (26)
                                                       ------------
                               TOTAL VARIANCE          $        170
                                                       ============


================================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)


2005 1st Quarter                                       $        214
2004 4th Quarter                                                125
                                                       ------------
                                                       $         89
                                                       ============


Sales Price                                            $         79

Sales Volume/Mix                                                 (4)

Operations/Manufacturing                                         (5) *

All Others                                                       19
                                                       ------------
                               TOTAL VARIANCE          $         89
                                                       ============

* Higher feedstock costs offset by lower energy costs

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                      2005 First Quarter Net Income (Loss)
                           Reported Income Comparison


                                                 FIRST            FIRST
                                                QUARTER          QUARTER
                                                 2005             2004            B / (W)
                                             ------------     ------------     ------------
Oil & Gas                                    $      1,349     $        915     $        434
Chemical                                              214               56              158
Corporate
  Interest expense, net                               (61)             (68)               7
  Other                                               (51)             (51)              --
  Taxes                                              (601)            (363)            (238)
                                             ------------     ------------     ------------
Income from continuing operations                     850              489              361
Discontinued operations, net                           (4)              (2)              (2)
                                             ------------     ------------     ------------
Net Income                                   $        846     $        487     $        359
                                             ============     ============     ============

Basic Earnings Per Common Share
  Income from continuing operations          $       2.12     $       1.25     $       0.87
  Discontinued operations, net                      (0.01)           (0.01)              --
                                             ------------     ------------     ------------
  Net Income                                 $       2.11     $       1.24     $       0.87
                                             ============     ============     ============

Worldwide Effective Tax Rate                          41%              43%               2%
                                             ============     ============     ============


================================================================================


                              OCCIDENTAL PETROLEUM
                      2005 First Quarter Net Income (Loss)
                            Core Earnings Comparison


                                                 FIRST            FIRST
                                                QUARTER          QUARTER
                                                 2005             2004            B / (W)
                                             ------------     ------------     ------------
Oil & Gas                                    $      1,349     $        915     $        434
Chemical                                              214               56              158
Corporate
  Interest expense, net                               (51)             (57)               6
  Other                                               (51)             (51)              --
  Taxes                                              (595)            (387)            (208)
                                             ------------     ------------     ------------
Net Income                                   $        866     $        476     $        390
                                             ============     ============     ============

Basic Earnings Per Common Share              $       2.16     $       1.22     $       0.94
                                             ============     ============     ============

Worldwide Effective Tax Rate                          41%              45%               4%
                                             ============     ============     ============

Investor Relations Supplemental Schedules
[OXY LOGO]


                               OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                   ($ MILLIONS)


2005 1st Quarter                                       $      1,349
2004 1st Quarter                                                915
                                                       ------------
                                                       $        434
                                                       ============


Sales Price                                            $        529

Sales Volume/Mix                                                (10)

Exploration Expense                                               7

All Others                                                      (92)
                                                       ------------
                               TOTAL VARIANCE          $        434
                                                       ============


================================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)


2005 1st Quarter                                       $        214
2004 1st Quarter                                                 56
                                                       ------------
                                                       $        158
                                                       ============


Sales Price                                            $        233

Sales Volume/Mix                                                 (6)

Operations/Manufacturing                                        (65) *

All Others                                                       (4)
                                                       ------------
                               TOTAL VARIANCE          $        158
                                                       ============

*  Higher energy, feedstock costs and other manufacturing costs

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------


                                                            FIRST QUARTER
                                                    -----------------------------
                                                        2005             2004
                                                    ------------     ------------
NET PRODUCTION PER DAY:
  UNITED STATES
    CRUDE OIL AND LIQUIDS (MBL)
                                   California                 77               77
                                      Permian                148              153
                                Horn Mountain                 18               25
                                      Hugoton                  4                3
                                                    ------------     ------------
                                        TOTAL                247              258
    NATURAL GAS (MMCF)
                                   California                241              243
                                      Hugoton                129              127
                                      Permian                146              140
                                Horn Mountain                 12               17
                                                    ------------     ------------
                                        TOTAL                528              527
  LATIN AMERICA
    CRUDE OIL (MBL)
                                     Colombia                 32               36
                                      Ecuador                 42               43
                                                    ------------     ------------
                                        TOTAL                 74               79
  MIDDLE EAST
    CRUDE OIL (MBL)
                                         Oman                 23               14
                                        Qatar                 43               42
                                        Yemen                 35               39
                                                    ------------     ------------
                                        TOTAL                101               95
    NATURAL GAS (MMCF)
                                         Oman                 56               11

  OTHER EASTERN HEMISPHERE
    CRUDE OIL (MBL)
                                     Pakistan                  5                9
    NATURAL GAS (MMCF)
                                     Pakistan                 78               75

BARRELS OF OIL EQUIVALENT (MBOE)
---------------------------------------------

SUBTOTAL CONSOLIDATED SUBSIDIARIES                           537              543
OTHER INTERESTS
  COLOMBIA - MINORITY INTEREST                                (4)              (4)
  RUSSIA - OCCIDENTAL NET INTEREST                            30               28
  YEMEN - OCCIDENTAL NET INTEREST                              2                1
                                                    ------------     ------------
TOTAL WORLDWIDE PRODUCTION (MBOE)                            565              568
                                                    ============     ============

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------


                                                            FIRST QUARTER
                                                    -----------------------------
                                                        2005             2004
                                                    ------------     ------------
OIL & GAS:
----------
  PRICES
    UNITED STATES
    Crude Oil ($/BBL)                                      44.24            32.62
    Natural gas ($/MCF)                                     5.94             5.00

    LATIN AMERICA
    Crude Oil ($/BBL)                                      39.87            28.99

    MIDDLE EAST
    Crude Oil ($/BBL)                                      42.00            30.08
    Natural Gas ($/MCF)                                     0.96             0.97

    OTHER EASTERN HEMISPHERE
    Crude Oil ($/BBL)                                      37.97            29.37
    Natural Gas ($/MCF)                                     2.21             2.23

    TOTAL WORLDWIDE
    Crude Oil ($/BBL)                                      41.71            30.44
    Natural Gas ($/MCF)                                     4.89             4.55


                                                            FIRST QUARTER
                                                    -----------------------------
                                                        2005             2004
                                                    ------------     ------------
EXPLORATION EXPENSE
Domestic                                            $         27     $         38
Latin America                                                 15                1
Middle East                                                    1               13
Other Eastern Hemisphere                                       4                2
                                                    ------------     ------------
                                        TOTAL       $         47     $         54
                                                    ============     ============

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    CHEMICALS
                       Volume (M Tons, except PVC Resins)


                                                            FIRST QUARTER
                                                    -----------------------------
MAJOR PRODUCTS                                          2005             2004
                                                    ------------     ------------
Chlorine                                                     705              706
Caustic soda                                                 714              732
Ethylene Dichloride                                          130              122
PVC Resins (millions of pounds)                            1,025            1,071


                                    CHEMICALS
                                 Prices (Index)

                                                            FIRST QUARTER
                                                    -----------------------------
MAJOR PRODUCTS                                          2005             2004
                                                    ------------     ------------
Chlorine                                                    2.56             1.60
Caustic soda                                                1.52             0.71
Ethylene Dichloride                                         1.78             1.32
PVC Resins                                                  1.29             0.94


1987 through 1990 average price = 1.00


CHLORINE
--------
OxyChem Commentary
------------------
o As contract terms permitted, OxyChem fully implemented the $20 per ton price increase announced November 2004 effective December 2004.

o OxyChem announced an additional $20 per ton increase in February to be effective April 1st to most accounts. Other U.S. chlor-alkali producers announced similar increases.

o 2nd quarter industry operating rates are expected to decline slightly from the 1st quarter due to scheduled maintenance outages. However, the supply/demand balance is expected to tighten further as the seasonal demand for downstream products improves.

o Order control programs for chlorine are still in effect and are expected to remain through the 2nd quarter for OxyChem and other U.S. producers.

Investor Relations Supplemental Schedules
[OXY LOGO]


Influencing Factors:
--------------------
The absence of a normal seasonal decline in 1st quarter chlorine operating rates is indicative of sustained strong chlorine demand. There are growing concerns in the market around 2nd quarter chlorine availability as the seasonal increase in chlorine demand is still ahead coupled with several scheduled production outages. As a result of the projected tightening in supply, OxyChem expects successful implementation of the latest price increase.

CAUSTIC
-------
OxyChem Commentary
------------------
o Caustic soda sales remained strong in the 1st quarter despite a seasonal decline in the demand for bleach. Although sales demand declined marginally in total from the 4th quarter, sales to the two largest market segments, pulp and paper and alumina, increased versus the 4th quarter. Sales volume is expected to increase in the 2nd quarter as seasonal demand improves.

o As contract terms permitted, OxyChem successfully implemented in the 1st quarter the $50 DST price increase announced November 2004. An additional increase of $40 DST was announced in February to be implemented in the 2nd quarter. All other major U.S. producers have announced a similar increase. Market conditions are expected to support further price improvement in the 2nd quarter as seasonal demand for caustic soda increases.

o OxyChem and other U.S. producers remain on order control programs for liquid caustic soda.

Influencing Factors:
--------------------
Continued strength in the U.S. manufacturing sector is expected to keep demand and supply in balance for liquid caustic soda. Seasonal demand for liquid caustic soda is anticipated to narrow the supply/demand balance in the U.S. Gulf Coast and support further price improvement. However, mild temperatures throughout the U.S. could have an impact on demand and future price improvement.

EDC
---
OxyChem Commentary
------------------
o Scheduled and unscheduled 1st quarter VCM outages coupled with increased acetylene based VCM production out of China reduced the global demand for EDC in the 1st quarter.

o EDC prices remained in the range of $500 - $520 per metric ton CIF Asia for the quarter. Prices have weakened slightly going into the 2nd quarter. Supply/demand balances will influence the direction of future pricing movements.

Influencing Factors:
--------------------
Planned and unplanned 2nd quarter VCM outages coupled with additional Chinese acetylene based VCM production will limit EDC export demand in the 2nd quarter. The limited EDC demand will be offset somewhat by tighter EDC supply as chlorine is directed into its merchant market to satisfy the seasonal surge in chlorine demand. Spot export shipments from the U.S. Gulf are expected to be minimal in the 2nd quarter.

PVC/VCM
-------
OxyChem Commentary
------------------
o    OxyChem's 1st quarter PVC operating rate increased 2% over the 4th quarter
     2004.

o A strong domestic market in the 1st quarter resulted in increased operating rates for PVC and minimal inventory build by producers as they prepared for the seasonal spring surge in demand.

o Domestic PVC resin prices increased $0.02 per pound in January, remained flat in February and increased another $0.02 per pound in March. An additional price increase of $0.01 per pound has been announced for April.

o Westlake has restarted the Geismar VCM and PVC plants at 50% operating rates. It is expected that the plants will be brought up to capacity by January 2006. The Shintech Addis facility remains idle and is not expected to restart in 2005.

o PVC resin export prices ended the quarter at $890 - $920 per metric ton CFR Southeast Asia. Exports for the 1st quarter were off 10% versus the prior year.

o 1st quarter VCM demand was limited within the Americas but remained balanced with supply due to the Pemex and Dow outages. High freight rates and reduced demand to Asia made VCM sales from the U.S. Gulf Coast uneconomical. Pemex resumed operation of their Pajaritos plant in late March.

o VCM export prices ended the quarter at $810 per metric ton FOB U.S. Gulf Coast to Latin America and $750 per metric ton CFR Southeast Asia. Demand to Asia weakened as Chinese producers brought on additional acetylene based VCM capacity

Influencing Factors:
--------------------
Increased seasonal domestic demand will result in some margin improvement for VCM and PVC in the first half of 2005. Margin improvement on the export side for both VCM and PVC will be limited due to high freight rates from the U.S. Gulf Coast to other parts of the world and increased production in Asia.

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS
                         -------------------------------


                                                            FIRST QUARTER
                                                    -----------------------------
CAPITAL EXPENDITURES ($MM)                              2005             2004
                                                    ------------     ------------
Oil & Gas
California                                          $         82     $         61
Permian                                                       63               62
Other - U.S.                                                  29                4
Latin America                                                 51               20
Middle East  / North Africa                                  273              168
Other Eastern Hemisphere                                       8               11
Chemicals                                                     28               16
Corporate                                                      2                1
                                                    ------------     ------------
                                        TOTAL       $        536     $        343
                                                    ============     ============


                                                            FIRST QUARTER
DEPRECIATION, DEPLETION &                           -----------------------------
  AMORTIZATION OF ASSETS ($MM)                          2005             2004
                                                    ------------     ------------
Oil & Gas
Domestic                                            $        154     $        156
Latin America                                                 25               22
Middle East                                                   90               69
Other Eastern Hemisphere                                      10               12
Chemicals                                                     59               60
Corporate                                                      6                5
                                                    ------------     ------------
                                        TOTAL       $        344     $        324
                                                    ============     ============

Investor Relations Supplemental Schedules
[OXY LOGO]


                             OCCIDENTAL PETROLEUM
                                  CORPORATE
                                 ($ millions)


                                                                     31-MAR-05             31-DEC-04
                                                                  ---------------       ---------------
CAPITALIZATION

Oxy Long-Term Debt (including current maturities)                 $         3,365       $         3,804

Subsidiary Preferred Stock                                                     75                    75

Others                                                                         26                    26
                                                                  ---------------       ---------------

                                                 TOTAL DEBT       $         3,466       $         3,905
                                                                  ===============       ===============


EQUITY                                                            $        11,241       $        10,550
                                                                  ===============       ===============

Total Debt To Total Capitalization                                            24%                   27%
                                                                  ===============       ===============

Investor Relations Supplemental Schedules
[OXY LOGO]


            OCCIDENTAL PETROLEUM CORPORATION
             2004 QUARTERLY FINANCIAL DATA                ---------------------------------------------------------
               RETROSPECTIVE APPLICATION                                 Three Months Ended
                                                          ---------------------------------------------------------       2004
                                                            March 31        June 30     September 30    December 31    Total Year
                                                          ------------   ------------   ------------   ------------   ------------
Segment net sales
  Oil and gas                                                    1,693          1,783          2,033          2,073          7,582
  Chemical                                                         834            911            945            985          3,675
  Other                                                             30             30             27             24            111
                                                          ------------   ------------   ------------   ------------   ------------
  Net sales                                                      2,557          2,724          3,005          3,082         11,368
                                                          ============   ============   ============   ============   ============

Gross profit                                                     1,177          1,286          1,544          1,588          5,595
                                                          ============   ============   ============   ============   ============

Segment earnings
  Oil and gas                                                      915            980          1,216          1,179          4,290
  Chemical                                                          56             92            141            125            414
                                                          ------------   ------------   ------------   ------------   ------------
                                                                   971          1,072          1,357          1,304          4,704

Unallocated corporate items
  Interest expense
    Interest expense, net                                          (54)           (59)           (59)           (52)          (224)
    Trust preferred distributions and other                        (14)            (1)            --             (1)           (16)
                                                          ------------   ------------   ------------   ------------   ------------
                                                                   (68)           (60)           (59)           (53)          (240)
  Income taxes                                                    (363)          (384)          (495)          (466)        (1,708)
  Other                                                            (51)           (44)           (44)           (11)          (150)
                                                          ------------   ------------   ------------   ------------   ------------
Income from continuing operations                                  489            584            759            774          2,606
Discontinued operations, net                                        (2)            (3)            (1)           (32)           (38)
                                                          ------------   ------------   ------------   ------------   ------------
Net income                                                         487            581            758            742          2,568
                                                          ============   ============   ============   ============   ============

Basic earnings per common share
  Income from continuing operations                       $       1.25   $       1.48   $       1.91   $       1.94   $       6.59
  Discontinued operations, net                                   (0.01)            --             --          (0.08)         (0.10)
                                                          ------------   ------------   ------------   ------------   ------------
Basic earnings per common share                           $       1.24   $       1.48   $       1.91   $       1.86   $       6.49
                                                          ============   ============   ============   ============   ============

Diluted earnings per common share
  Income from continuing operations                       $       1.24   $       1.46   $       1.88   $       1.91   $       6.50
  Discontinued operations, net                                   (0.01)            --             --          (0.08)         (0.10)
                                                          ------------   ------------   ------------   ------------   ------------
Diluted earnings per common share                         $       1.23   $       1.46   $       1.88   $       1.83   $       6.40
                                                          ============   ============   ============   ============   ============

Dividends per common share                                $      0.275   $      0.275   $      0.275   $      0.275   $       1.10
                                                          ============   ============   ============   ============   ============

Investor Relations Supplemental Schedules
[OXY LOGO]


            OCCIDENTAL PETROLEUM CORPORATION
           2004 QUARTERLY CORE FINANCIAL DATA
               RETROSPECTIVE APPLICATION                                 Three Months Ended
                                                          ---------------------------------------------------------       2004
                                                            March 31        June 30     September 30    December 31    Total Year
                                                          ------------   ------------   ------------   ------------   ------------
Segment earnings
  Oil and gas                                                      915            980          1,216          1,179          4,290
  Chemical                                                          56             92            141            125            414
                                                          ------------   ------------   ------------   ------------   ------------
                                                                   971          1,072          1,357          1,304          4,704

Unallocated corporate items
  Interest expense
    Interest expense, net                                          (54)           (59)           (59)           (52)          (224)
    Trust preferred distributions and other                         (3)            (1)            --             (1)            (5)
                                                          ------------   ------------   ------------   ------------   ------------
                                                                   (57)           (60)           (59)           (53)          (229)
  Income taxes                                                    (387)          (384)          (495)          (449)        (1,715)
  Other                                                            (51)           (44)           (44)          (132)          (271)
                                                          ------------   ------------   ------------   ------------   ------------
CORE INCOME                                                        476            584            759            670          2,489
Significant Items Affecting Earnings (see detail below)             11             (3)            (1)            72             79
                                                          ------------   ------------   ------------   ------------   ------------
Reported income                                                    487            581            758            742          2,568
                                                          ============   ============   ============   ============   ============

Basic earnings per common share
  Core Income                                             $       1.22   $       1.49   $       1.92   $       1.68   $       6.29
                                                          ============   ============   ============   ============   ============


SIGNIFICANT ITEMS AFFECTING EARNINGS
Gain on Lyondell stock issuance (SAB 51)                            --             --             --            121            121
Trust preferred redemption charge                                  (11)            --             --             --            (11)
Settlement of tax issues                                            20             --             --             27             47
Tax effect of adjustments                                            4             --             --            (44)           (40)
Discontinued operations, net (a)                                    (2)            (3)            (1)           (32)           (38)
                                                          ------------   ------------   ------------   ------------   ------------
                                                                    11             (3)            (1)            72             79
                                                          ============   ============   ============   ============   ============


(a) These amounts are shown after-tax

Investor Relations Supplemental Schedules
[OXY LOGO]


            OCCIDENTAL PETROLEUM CORPORATION
             2003 QUARTERLY FINANCIAL DATA
               RETROSPECTIVE APPLICATION                                 Three Months Ended
                                                          ---------------------------------------------------------       2003
                                                            March 31        June 30     September 30    December 31    Total Year
                                                          ------------   ------------   ------------   ------------   ------------
Segment net sales
  Oil and gas                                                    1,553          1,440          1,480          1,530          6,003
  Chemical                                                         767            764            771            790          3,092
  Other                                                             28             41             46             30            145
                                                          ------------   ------------   ------------   ------------   ------------
Net sales                                                        2,348          2,245          2,297          2,350          9,240
                                                          ============   ============   ============   ============   ============

Gross profit                                                     1,075          1,005          1,038          1,088          4,206
                                                          ============   ============   ============   ============   ============

Segment earnings
  Oil and gas                                                      875            755            796            787          3,213
  Chemical                                                          41             50             65             67            223
                                                          ------------   ------------   ------------   ------------   ------------
                                                                   916            805            861            854          3,436
Unallocated corporate items
  Interest expense
    Interest expense, net                                         (124)           (53)           (59)           (53)          (289)
    Trust preferred distributions and other                        (11)           (11)           (12)           (10)           (44)
                                                          ------------   ------------   ------------   ------------   ------------
                                                                  (135)           (64)           (71)           (63)          (333)
  Income taxes                                                    (334)          (292)          (301)          (304)        (1,231)
  Other                                                            (52)           (73)           (42)          (104)          (271)
                                                          ------------   ------------   ------------   ------------   ------------
Income from continuing operations                                  395            376            447            383          1,601
Discontinued operations, net                                        (2)            (2)            (1)            (1)            (6)
Cumulative effect of accounting changes, net                       (68)            --             --             --            (68)
                                                          ------------   ------------   ------------   ------------   ------------
Net income                                                         325            374            446            382          1,527
                                                          ============   ============   ============   ============   ============

Basic earnings per common share
  Income from continuing operations                       $       1.04   $       0.99   $       1.16   $       0.99   $       4.17
  Discontinued operations, net                                      --          (0.01)            --             --          (0.01)
  Cumulative effect of accounting changes, net                   (0.18)            --             --             --          (0.18)
                                                          ------------   ------------   ------------   ------------   ------------
Basic earnings per common share                           $       0.86   $       0.98   $       1.16   $       0.99   $       3.98
                                                          ============   ============   ============   ============   ============

Diluted earnings per common share
  Income from continuing operations                       $       1.03   $       0.98   $       1.14   $       0.97   $       4.12
  Discontinued operations, net                                      --          (0.01)            --             --          (0.01)
  Cumulative effect of accounting changes, net                   (0.18)            --             --             --          (0.18)
                                                          ------------   ------------   ------------   ------------   ------------
Diluted earnings per common share                         $       0.85   $       0.97   $       1.14   $       0.97   $       3.93
                                                          ============   ============   ============   ============   ============

Dividends per common share                                $       0.26   $       0.26   $       0.26   $       0.26   $       1.04
                                                          ============   ============   ============   ============   ============

Investor Relations Supplemental Schedules
[OXY LOGO]


            OCCIDENTAL PETROLEUM CORPORATION
           2003 QUARTERLY CORE FINANCIAL DATA
               RETROSPECTIVE APPLICATION                                 Three Months Ended
                                                          ---------------------------------------------------------       2003
                                                            March 31        June 30     September 30    December 31    Total Year
                                                          ------------   ------------   ------------   ------------   ------------
Segment earnings
  Oil and gas                                                      875            755            796            787          3,213
  Chemical                                                          41             50             65             67            223
                                                          ------------   ------------   ------------   ------------   ------------
                                                                   916            805            861            854          3,436

Unallocated corporate items
  Interest expense
    Interest expense, net                                          (63)           (53)           (59)           (53)          (228)
    Trust preferred distributions and other                        (11)           (11)           (12)           (10)           (44)
                                                          ------------   ------------   ------------   ------------   ------------
                                                                   (74)           (64)           (71)           (63)          (272)
  Income taxes                                                    (355)          (292)          (301)          (304)        (1,252)
  Other                                                            (52)           (73)           (42)          (104)          (271)
                                                          ------------   ------------   ------------   ------------   ------------
CORE INCOME                                                        435            376            447            383          1,641
Significant Items Affecting Earnings (see detail below)           (110)            (2)            (1)            (1)          (114)
                                                          ------------   ------------   ------------   ------------   ------------
 Reported income                                                   325            374            446            382          1,527
                                                          ============   ============   ============   ============   ============

Basic earnings per common share
  Core Income                                             $       1.15   $       0.98   $       1.16   $       0.99   $       4.27
                                                          ============   ============   ============   ============   ============

SIGNIFICANT ITEMS AFFECTING EARNINGS
Debt repayment fee                                                 (61)            --             --             --            (61)
Tax effect of adjustments                                           21             --             --             --             21
Discontinued operations, net (a)                                    (2)            (2)            (1)            (1)            (6)
Cumulative effect of accounting changes, net (a)                   (68)            --             --             --            (68)
                                                          ------------   ------------   ------------   ------------   ------------
                                                                  (110)            (2)            (1)            (1)          (114)
                                                          ============   ============   ============   ============   ============

(a) These amounts shown after-tax

Investor Relations Supplemental Schedules
[OXY LOGO]


Statements in this presentation that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements. The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable, possible and recoverable reserves, that the SEC's guidelines strictly prohibit us from using in filings with the SEC. U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.